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                                                                  Exhibit 99.406

     FORWARD MARKETS AND SELF-PROVISION OF ANCILLARY SERVICES WITHIN THE PX

1.0   INTRODUCTION

The PX can provide a process by which its participants may self-provide the five Ancillary Services (Regulation Up, Regulation Down, Spinning Reserves, Nonspinning Reserves and Replacement Reserves). The PX can structure its offerings to provide its participants with a variety of optional services:

- PX Block Forward Markets in which participants can arrange the trades to self-provide the separate Ancillary Services

- A settlements service to settle trades arranged in the PX BFM or trades arranged by other means provided the parties provide pricing information

-     A means to schedule the capacity as self-provision.

To simplify the processes, the PX will only allow self-provision schedules to be entered in the day-ahead scheduling process. No self-provision will be scheduled through the PX in the hour-ahead process.

2.0   SELF-PROVISION BY ZONE

ISO considers the availability of transmission capacity (remaining after it schedules energy flows) when evaluating its ability to use A/S capacity supplied to ISO as self-provision and its purchase requirements. Based on its evaluation, ISO may break California into regions consisting of one or more zones in which A/S requirements within the region are met by supplies in the region.

Because of this, all self-provision deals must specify the zone in which they are deemed to occur. This will allow the PX to calculate the financial effects on each party to the self-provision deal if ISO determines that it cannot make use of some capacity provided as self-provision. We will place the following locational restrictions on self-provision deals arranged or scheduled through the PX:

- All self-provision trades must take place in an internal California zone (NP15, SP15, ZP26).

- Demand registered with the PX may acquire A/S capacity from another PX participant in any zone.

- An SC may acquire A/S capacity from another PX participant via an inter-SC trade with the PX in any zone.

- An SC may provide A/S capacity to another PX participant via inter-SC trade with the PX in any zone.

- A generator registered in the PX may provide A/S capacity to another PX participant only within the zone in which the generator is located (unless the generator schedules an ETC to carry its A/S to another zone).

- A generator registered in the PX scheduling an ETC to carry its A/S may provide A/S capacity to another PX participant within the receiving zone for its ETC.


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-     A curtailable demand registered in the PX may provide A/S capacity to another PX participant only within the zone in which the curtailable demand is located (unless the demand schedules an ETC to carry its A/S to another zone).

- A curtailable demand registered in the PX scheduling an ETC to carry its A/S may provide A/S capacity to another PX participant within the receiving zone for its ETC.

- An import without an ETC may provide A/S capacity to another PX participant only via an inter-SC trade with the PX.

- An import with an ETC may provide A/S capacity to another PX participant in the receiving zone of the ETC provided it schedules the ETC for its A/S.

- An export without an ETC may acquire A/S capacity from another PX participant only via an inter-SC trade with the PX.

- An export with an ETC may acquire A/S capacity from another PX participant only in the sending zone for the ETC provided it schedules the ETC for its A/S.

3.0   ARRANGING SELF-PROVISION DEALS

PX participants could arrange self-provision deals by using the PX Block Forward A/S Markets. They could also arrange their deals bilaterally without using the PX markets.

3.0.1 Using PX Block Forward A/S Market

The PX would run Block Forward Markets for the five Ancillary Services listed above in the internal California zones: NP15, ZP26, and SP15. The A/S trades arranged in the block forward markets will be physically scheduled as self-provision by the parties to the trade, and the PX will make provision for its participants to schedule A/S self-provision through the PX.

For a trade arranged in the BFM, the PX would know the following information:

-     Zone for the trade

-     Quantity for the trade

-     Price for the trade

-     Selling party

-     Purchasing party.

The PX would settle the BFM trade for the parties involved. It would also settle for deviations between the BFM quantity and the final physical quantity for both the selling and purchasing parties.

3.0.2 Using Bilateral Trades

PX participants could arrange bilateral self-provision deals outside the PX BFM. The PX could provide settlements services for such deals.

For the PX to settle both the bilateral deal and any deviations in physical scheduled quantities from the bilateral deal, the parties to the deal would provide the PX with the following information:

-     Zone for the trade

-     Quantity for the trade


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-     Price for the trade

-     Selling party

-     Purchasing party.

The PX would settle the bilateral trade for the parties involved. It would also settle for deviations between the agreed quantity and the final physical quantity for both the selling and purchasing parties.

Alternatively, the parties to the bilateral deal may wish to keep the financial terms of their trade private. They cannot keep the quantity private as this must be scheduled as self-provision through the PX. In this case, the PX would only provide settlements for deviations in final physical quantities from the bilateral deal quantity. The parties to the deal would settle the self-provision quantity at their agreed price privately. The parties to the deal would provide the PX with the following information:

-     Zone for the trade

-     Quantity for the trade

-     Selling party

-     Purchasing party.

The PX would treat the Price for the trade as $0/MW in its settlements.

The PX would not settle the bilateral trade for the parties involved. It would only settle for deviations between the bilateral quantity and the final physical quantity for both the selling and purchasing parties.

4.0   SOME ASPECTS OF ISO'S PROCESS THAT AFFECT SELF-PROVISION WITHIN PX

The PX will provide its participants with the ability to self-provide their A/S requirements. On the surface, the problem seems simple; however, there are several complications. These include the following:

i. ISO treats self-provision schedules entered through the PX as providing for the whole of the PX's A/S requirements. ISO does not match a self-provision schedule from one supplier to the requirement of a specific demand.

ii. PX participants may self-provide more A/S capacity than the ISO determines that the PX needs as a whole. ISO would pay the PX for the amount of A/S capacity in excess of PX requirement provided ISO could use the excess capacity to meet the A/S needs of other SCs. The PX should allocate these revenues to the PX participants who over self-supplied the A/S capacity.

iii. Similarly, suppose that one PX participant provides more A/S capacity as self-provision than the ISO determines its requirements to be. ISO may use its excess to reduce the A/S capacity that ISO procures to meet the requirements of other PX participants. To treat over self-provision that ISO uses to meet PX requirements equivalently to over self-provision that ISO uses to meet the A/S requirements of other SCs, the PX participants who over self-provide to the benefit of other PX participants should be compensated.

iv. ISO's forecast of loads may exceed metered loads. As a result, ISO may procure too much A/S capacity. ISO will allocate the cost of its over-procurement based on metered loads. Self-provision does not shield an SC from paying for its share


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      of the over-procurement. Consequently, self-provision within the PX should not shield a PX participant from paying for its share of the cost of ISO's over-procurement of A/S capacity.

5.0   SCHEDULING A/S SELF-PROVISION CAPACITY

Both parties to a self-provision deal will be known to the PX whether the deal is arranged through the PX BFM or arranged privately but scheduled through the PX. The provider must schedule a physical resource or an inter-SC trade to provide the A/S capacity. When the PX sends the self-provision schedules to ISO, it will flag the A/S supply as self-provision. ISO will not be notified as to which PX A/S demands are served by self-provision.

6.0   SETTLEMENTS

The party self-providing A/S capacity will be paid the weighted average of ISO's day-ahead and hour-ahead prices for the A/S capacity that it self-provides and which the ISO can use to reduce its procurement of A/S capacity. The party who is being served by the A/S self-provision will be charged at that same weighted average price.

The PX will settle the self-provision deal (wither BFM or bilateral) for the two parties to the trade as a CFD between the price for the trade (BFM or bilateral) and the ISO weighted average price for the corresponding A/S.

Suppose that a self-provision deal is arranged for Ancillary Service A in zone
Z. The Seller sells Q[A,Z](SP) and the buyer purchases Q[A,Z](SP) at price P[A,Z](SP). The ISO determines that the seller physically delivers S[A,Z](ISO) in zone Z. The ISO determines that the buyer has a requirement of R[A,Z](ISO) in zone Z. The ISO weighted average price is P[A,Z[(ISO).

Settlements can be handled in two equivalent ways. The difference is the time at which the quantities can be calculated and settled.

6.0.1 Settlements of Self-Provision as a CFD

For its physical delivery, the PX could pay the seller S[A,Z](ISO) * P[A,Z](ISO). For its actual use of A/S, the PX could charge the buyer R[A,Z](ISO) * P[A,Z](ISO).

The PX could treat the self-provision deal as a CFD. The PX would pay the seller Q[A,Z](SP) * (P[A,Z](SP) - P[A,Z](ISO)). The PX would charge the buyer Q[A,Z](SP( * (P[A,Z](SP) - P[A,Z](ISO)).

The total payment to the seller is Q[A,Z](SP) * P[A,Z](SP) + (S[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO). The total payment by the buyer is Q[A,Z](SP) * P[A,Z](SP) + (R[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO).

6.0.2 Settlements as a Deviations from Self-Provision

For its self-provision deal, the PX could pay the seller Q[A,Z](SP) * P[A,Z](SP) and charge the buyer Q[A,Z](SP) * P[A,Z](SP).


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For any supply in excess of its self-provision commitment, the PX would pay the seller the ISO weighted average price, (S[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO). Seller would also pay the PX the ISO weighted average price for any shortfall from its self-provision commitment.

For any requirement in excess of its self-provision purchase commitment, the PX would charge the buyer the ISO weighted average price, (R[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO). The PX would also pay the buyer the ISO weighted average price for any amount by which its self-provision purchase commitment exceeds its requirement.

The total payment to the seller is Q[A,Z](SP) * P[A,Z](SP) + (S[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO) which is the same as above. Similarly, the total payment by the buyer is the same as above, namely Q[A,Z](SP) * P[A,Z](SP) + (R[A,Z](ISO) - Q[A,Z](SP)) * P[A,Z](ISO).

7.0   REVENUE NEUTRALITY

Provided ISO acts as expected, the above mechanism should leave the PX revenue neutral. Since unexpected ISO actions could affect this, any revenue shortfalls or excess that would result should be tracked by zone and allocated to parties engaged in self-provision deals in the zone.

8.0   EXAMPLE 1

To start, we will consider a simple example in which only one self-provision deal is made. It is for Spinning Reserves and made in the day-ahead time frame.

PX Participant A agrees to sell 600 MW of Spinning Reserves in hour 1 in NP15 to Participant B for which B @ $5/MW in the PX NP15 BFM.

When it comes time to schedule resources to meet the BFM trade, A informs the PX that it is scheduling several of its resources to provide the 600 MW of Spinning Reserves, say each of generators G(1)[A], G(2)[A] and G(3)[A] to provide 200 MW of self-provided Spinning Reserves capacity in hour 1. The PX flags the spinning-reserve "bids" from these generators as self-provision when it sends the A/S schedules and bids to ISO in the day-ahead time frame. We will assume that these are the only PX schedules for self-provided Spinning Reserves in hour 1.

ISO will inform the PX of its effective level of self-provision of A/S in hour
1. In this case, we will assume that ISO determines that it can use the entire 600 MW of self-provision.

In settlements, ISO will inform the PX of the quantity of Spinning Reserve capacity that it procured to serve the PX and the cost. Let's assume that in hour 1, ISO allocates 800 MW of the Spinning Reserve capacity that it bought in its day-ahead and hour-ahead markets to the PX at a total cost of $4,800. The ISO's weighted average price for Spinning Reserve capacity in hour 1 is $6/MW.

Assume that there are two PX participants scheduling loads:

-     Participant B has a metered load of 10,000 MWh in hour 1


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-     Participant C also has a metered load of 10,000 MWh in hour 1.

The PX will pay A $6/MW for its 600 MW of self-provided Spinning Reserve capacity or $3,600. The PX will allocate the total cost of Spinning Reserve capacity to the loads based on their metered values:

-     B is charged ($4,800 + $3,600)x(10,000MWh/(10,000MWh + 10,000MWh)) =
      $4,200.

-     C is charged ($4,800 + $3,600)x(10,000MWh/(10,000MWh + 10,000MWh)) =
      $4,200.

The PX then settles the self-provision deal between A and B as a CFD. A pays B 600 MW x ($6/MW - $5/MW) = $600.

The net result is:

-     B pays $3,600 for Spinning Reserves in hour 1

-     C pays $4,200 for Spinning Reserves in hour 1

-     A receives $3,000 for Spinning Reserves in hour 1

Alternatively, the PX could settle the self-provision trade and accounted for physical deviations. In the example, the ISO procured 800 MW of Spinning Reserves for the PX and the PX self-provided an effective 600 MW. This means that ISO had determined the PX was responsible for 1,400 MW of Spinning Reserve capacity in hour 1. The PX could allocate the MW to the loads:

-  B responsible for 1,400 MW x (10,000MWh/(10,000MWh + 10,000MWh)) = 700
   MW.

-  C responsible for 1,400 MW x (10,000MWh/(10,000MWh + 10,000MWh)) = 700
   MW.

B had A self-provide 600 MW of Spinning Reserves to meet its BFM commitment. This means that the ISO procured capacity is allocated as follows:

-     B responsible for 700 MW - 600 MW = 100 MW.

-     C responsible for 700 MW.

The PX participants pay the weighted average price for this capacity:

-     B pays 100 MW x $6/MW = $600.

-     B pays 700 MW x $6/MW = $4,200.

The PX charges B and pays A their agreed price of $5/MW for the 600 MW of self-provision trade or $3,000.

The net result is

-     B pays $3,600 for Spinning Reserves in hour 1

-     C pays $4,200 for Spinning Reserves in hour 1

-     A receives $3,000 for Spinning Reserves in hour 1

This is exactly the same settlement as above. However, the timing may be different.


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